UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

Pernix Therapeutics Holdings, Inc.
__________________________________________________________________________
 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

______________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

______________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

______________________________________________________________________________________

(5) Total fee paid:

______________________________________________________________________________________

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

______________________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

______________________________________________________________________________________

(3) Filing Party:

______________________________________________________________________________________

(4) Date Filed:

______________________________________________________________________________________

**** OUR ANNUAL MEETING IS QUICKLY APPROACHING****

****YOUR IMMEDIATE ATTENTION IS REQUESTED ****

May 11, 2018

Dear Pernix Therapeutics Holdings, Inc. Stockholder:

The 2018 Annual Meeting of Stockholders is soon approaching and is scheduled for May 22, 2018 at 9:30 a.m., local time at the Hyatt Morristown at Headquarters Plaza in Morristown, New Jersey.

We are sending this reminder notice because according to your brokers' records your shares are still unvoted. Please see the enclosed voting instruction form and take a few minutes to vote.

Regardless of the number of shares you own, your vote is very important. Because time is short before the Annual Meeting, we urge you promptly to submit your vote by internet or telephone. Please follow the enclosed instructions.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor, Saratoga Proxy Consulting at (888) 368-0379 or (212) 257-1311.

Thank you for your support

Pernix Therapeutics Holdings, Inc.